Convertible Debt Arrangements (Tables)	12 Months Ended
Jun. 30, 2019
Debt Disclosure [Abstract]
Schedule of Notes payable Under Convertible Debt and Debenture Agreements, Net

Notes payable under convertible debt and debenture agreements, net is comprised of the following:

	June 30,
	2019	2018
JMJ Financial	$109,000	$109,000
John Fife (dba St. George Investors) / Fife Judgment	-	885,365
MH Investment Trust II	-	3,000
Power Up Lending	2,351	-
Total convertible debt arrangements, net	$111,351	$997,365